                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




       DATE OF REPORT (Date of earliest event reported): OCTOBER 21, 2003



                             TOWER AUTOMOTIVE, INC.
             (Exact Name of Registrant as Specified in its Charter)


                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)



          1-12733                                      41-1746238
  (Commission File Number)                (I.R.S. Employer Identification No.)


         5211 CASCADE ROAD SE - SUITE 300, GRAND RAPIDS, MICHIGAN 49546
               (Address of Principal Executive Offices) (Zip Code)


                                 (616) 802-1600
              (Registrant's Telephone Number, Including Area Code)


                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)


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Item 9.           Regulation FD Disclosure

         On October 21, 2003, the Registrant issued a press release announcing organizational changes. A copy of this press release follows below:

[TOWER AUTOMOTIVE LOGO]

                                  NEWS


      TOWER AUTOMOTIVE ANNOUNCES ORGANIZATIONAL CHANGES

      -  NORTH AMERICAN PRODUCT GROUPS CONSOLIDATED
      -  LEADERSHIP TEAM CHANGES
      -  COMPANY DESIGNATES NOVI, MICHIGAN, AS ENTERPRISE HEADQUARTERS


GRAND RAPIDS, Michigan - October 21, 2003 - Tower Automotive, Inc. (NYSE: TWR) today announced a series of organizational changes in its North American operations, including consolidating its North American product groups, making changes to its leadership team and moving its enterprise headquarters.

         "Tower Automotive is at a crossroads of our company's evolution. In the next few years, we will enjoy tremendous revenue growth in all our regions. To deliver on the promise of profitable growth expected by our shareholders and operationally excellent performance demanded by our customers, we must better leverage our scale and facilitate our ability to share learning and experiences across the enterprise. These actions are designed to streamline our North American operations, strengthen the company's leadership team and enable us to more effectively serve our customers," said Kathleen Ligocki, President and Chief Executive Officer of Tower Automotive.

NORTH AMERICAN REORGANIZATION

         In order to present a unified presence to customers and foster sharing of best practices across its manufacturing operations, the company is consolidating its two North American product groups, Lower Vehicle Structures & Modules and Body & Suspension Structures into one unified regional team.


                                     (more)


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Page 2

         The new North America team will be led by TOM PITSER, who formerly headed the company's Body & Suspension Structures Group. Pitser joined the company in 1996 when Tower Automotive acquired MascoTech Stamping & Technology. Previously, he was Vice President, Sales & Marketing for MascoTech, and also has held various management positions at Borg-Warner Corporation. He holds a bachelor of science degree in marketing from Ball State University and an MBA from Wayne State University.


ENTERPRISE LEADERSHIP TEAM CHANGES

         KATHY JOHNSTON, previously Enterprise Leader for Planning, Governance & Business Development, has been named to a new position as Enterprise Leader for Global Purchasing & Manufacturing Strategy, with responsibility for all of the company's global purchasing activities, including materials and supplies, capital equipment and services. She also will be responsible for developing a global manufacturing strategy to improve capital resource allocations, sourcing and plant utilization. Johnston is currently serving as the company's interim Chief Financial Officer, and will assume her new position when a CFO is named.

         Johnston joined Tower Automotive in 2000. Prior to that she held various management positions at TRW Automotive. She holds a bachelor of science degree in management from Purdue University and an MBA from the University of Michigan.

         THOMAS WERLE, formerly Technology Leader for Tower Automotive in Europe, has been named to the new position of Enterprise Technology Leader. Thomas will champion global product and process development activities and oversee technology knowledge transfer within Tower Automotive.

         Werle joined Tower Automotive in 2000 when the company acquired the German firm, Dr. Meleghy GmbH. Previously, he held technical management positions at several other firms in Germany. He holds both an undergraduate degree and a Ph.D. in metal forming technology from the University of Stuttgart.

      "Both of these new positions will allow us, for the first time, to view two of our most critical assets - our technology and our manufacturing resources
- from a truly global and strategic perspective," said Ligocki.


                                     (more)


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Page 3

TECHNICAL CENTERS CONSOLIDATED; NOVI, MICHIGAN, NAMED AS COMPANY HEADQUARTERS

         As part of its effort to build a single, unified North America team, Tower Automotive also announced today the consolidation of its technical center in Rochester Hills, Mich., into its Novi, Michigan technical center. Approximately 170 colleagues will be affected by this move.

         With the consolidation of the technical center staffs in Novi, Tower Automotive will also relocate the company headquarters from Grand Rapids to Novi, Michigan. This move is designed to better connect enterprise leadership with customers and products at the company's largest technical center in southeastern Michigan. Tower Automotive will maintain a shared services operation in Grand Rapids.

         Effective immediately, Tower Automotive's new headquarters address will be: 27175 Haggerty Road, Novi, Michigan 48377-3626.

Tower Automotive, Inc., is a global designer and producer of vehicle structural components and assemblies used by every major automotive original equipment manufacturer, including Ford, DaimlerChrysler, GM, Honda, Toyota, Nissan, Fiat, Hyundai/Kia, BMW, and Volkswagen Group. Products include body structures and assemblies, lower vehicle frames and structures, chassis modules and systems, and suspension components. The company is based in Grand Rapids, Michigan. Additional company information is available at www.towerautomotive.com.


                                      # # #


CONTACTS:

Media Inquiries                           Investor Inquiries
Bev Pierce        616-802-1630            Dave Tuit         616-802-1591
--------------------------------------------------------------------------------
This press release contains forward-looking statements relating to future results of the company (including certain projections and business trends) that are "forward-looking statements" as defined in the Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those projected as a result of certain risks and uncertainties, including, but not limited to, general economic condition in the markets in which Tower operates, and other risks detailed from time to time in the company's Securities and Exchange Commission filings.

                                                                October 21, 2003



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                              TOWER AUTOMOTIVE, INC.



Date:  October 21, 2003                   By:/s/ Kathy J. Johnston
                                             ----------------------------
                                          Name:  Kathy J. Johnston
                                          Title:  Corporate Officer